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                                                                    EXHIBIT 3.11

                                     [LOGO]

                          CERTIFICATE OF INCORPORATION

                               ON CHANGE OF NAME


                              Company No. 3427500


The Registrar of Companies for England and Wales hereby certifies that

GT INTERCONNECT SERVICES U.K. LIMITED



having by special resolution changed its name, is now incorporated under the name of

GLOBAL CROSSING HOLDINGS UK LIMITED



Given at Companies House, Cardiff, the 13th May 1998


                                                                 /s/ C. PHILLIPS
                                                                     C. PHILLIPS

                                                  For The Registrar Of Companies
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                                     [LOGO]

                          CERTIFICATE OF INCORPORATION

                               ON CHANGE OF NAME


                              Company No. 3427500


The Registrar of Companies for England and Wales hereby certifies that

CHELTRADING 162 LIMITED



having by special resolution changed its name, is now incorporated under the name of

GT INTERCONNECT SERVICES U.K. LIMITED



Given at Companies House, Cardiff, the 13th October 1997



                                                                    /s/ L. PARRY
                                                                   MRS. L. PARRY

                                                  For the Registrar of Companies
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                                     [LOGO]

                          CERTIFICATE OF INCORPORATION

                          OF A PRIVATE LIMITED COMPANY


                              Company No. 3427500

The Registrar of Companies for England and Wales hereby certifies that CHELTRADING 162 LIMITED is this day incorporated under the Companies Act 1985 as a private company and that the company is limited.


Given at Companies House, Cardiff, the 2nd September 1997



                                                                    /s/ L. PARRY
                                                                   MRS. L. PARRY

                                                  For the Registrar of Companies